UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 15, 2008


                            TALON INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                  1-13669                     95-4654481
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)


                       21900 BURBANK BLVD., SUITE 270
                         WOODLAND HILLS, CALIFORNIA                91367
                    (Address of Principal Executive Offices)     (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 15, 2008, Talon International, Inc. issued a press release regarding our financial results for the first quarter ended March 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

     APPOINTMENT OF DIRECTOR

         On May 13, 2008, our Board of Directors, upon the recommendation of the Nominating Committee of our Board of Directors, appointed Lonnie Schnell as a Class II director to fill an existing vacancy on the Board. Mr. Schnell will serve as a Class II director with a term continuing until the 2008 annual meeting of stockholders or until his earlier resignation or removal.

         There are no arrangements or understandings between the Mr. Schnell and any other persons pursuant to which he was elected as a director. Other than his employment agreement with us, Mr. Schnell did not have any material interest, direct or indirect, in any material transaction to which we were a party since January 1, 2007, or which is presently proposed.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None.

         (c)      SHELL COMPANY TRANSACTIONS.

                  None.

         (d)      EXHIBITS.

                  99.1 Press Release dated May 15, 2008, published by the Registrant.*

                  * This exhibit is furnished, not filed.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TALON INTERNATIONAL, INC.



Date:    May 15, 2008           By:       /S/ LONNIE D. SCHNELL
                                   ---------------------------------------------
                                      Lonnie D. Schnell, Chief Executive Officer


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